Metropolitan West Funds

METWEST

SUMMARY PROSPECTUS

MetWest Unconstrained Bond Fund

I Share: MWCIX

M Share: MWCRX

JULY 29

2014

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.mwamllc.com/literature.php. You can also get this information at no cost by calling 800 241 4671 or by sending an email request to metwestclientservices@tcw.com. The Fund's current Prospectus and Statement of Additional Information, both dated July 29, 2014, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MW-UC_0714

INVESTMENT OBJECTIVE

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class M	Class I
Shareholder Fees
(fees paid directly from your investment)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.19%	0.15%

Total Annual Fund Operating Expenses[1]	1.09%	0.80%

Fee Waiver and/or Expense Reimbursement[2]	(0.05)%	0.00%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	1.04%	0.80%

1 The expense information in the table has been restated to reflect current sub-transfer agency fees approved by the Board of Trustees in December 2013 (as discussed on page 68 of the Prospectus) as if they had been in effect during the full fiscal year ending March 31, 2014.

2 Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable class. The Adviser may recoup reduced fees and expenses within three years, subject to any applicable expense limit at the time of recoupment. This contract will remain in place until July 31, 2015. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class M	$106	$342	$596	$1,324

Class I	$82	$255	$444	$990

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. Satisfying the Fund’s objective would require it to achieve positive total returns over a full market cycle. Total return includes income and capital gains.

The use of the term “unconstrained” in the Fund’s name means that it is not limited by the types of investments in a particular securities index. The Fund is not managed to be compared to any such index. The Fund also is unconstrained in the sense that it is not limited to any single type of investment strategy.

The portfolio management team expects to actively evaluate each investment idea based on its potential return, its risk level and how it fits within the Fund’s overall portfolio in determining whether to buy or sell investments. The Adviser will also actively manage the Fund’s risks on an on-going basis to mitigate the risks of excessive losses by the portfolio overall.

The Fund will invest at least 80% of its net assets, which includes borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Fund may invest in both investment grade and high yield fixed income securities (“junk bonds”), subject to investing no more than 50% of its total assets (measured at the time of investment) in securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. Under normal conditions, the average portfolio duration of the fixed-income portion of the Fund’s portfolio will vary from negative three (-3) years to positive eight (8) years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. As a separate measure, there is no limit on the weighted average maturity of the Fund’s portfolio.

The Fund may invest, to the maximum extent permitted by applicable law, in foreign securities, and up to 50% of the Fund’s total assets may be invested in emerging markets and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but will be under no obligation to do so under any circumstances.

The Fund may invest, without limitation, in derivative instruments, primarily futures and forward contracts, options, currency futures, and swap agreements (typically interest- and index-linked swaps, total return swaps and credit default swaps). Derivatives will be used in an effort to hedge investments, for risk management or to increase income or gain for the Fund. The Fund may invest up to 10% of its total assets in preferred stock and up to 5% in common stock of domestic and foreign companies.

PRINCIPAL RISKS

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

Market Risk. The risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

Interest Rate Risk. The risk that debt securities will decline in value because of changes in interest rates.

Issuer/Credit Risk. The Adviser expects to invest in high yield securities, which are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. In addition, the issuers of high yield securities may default in the payment of principal and/or interest on the security, resulting in loss to the Fund.

Derivatives and Swaps Risks. The risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities. Swaps that are not traded through a central clearing organization involve the risk of default by the counterparty.

Leverage Risk. The risk that leverage may result from certain transactions, including the use of derivatives, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Foreign Securities Risk. The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets. Investments by the Fund in currencies other than U.S. dollars may decline in value against the U.S. dollar if not properly hedged.

Equities Risk. The risk that equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

Currency Risk. The risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Portfolio Management Risk. The risk that an investment strategy may fail to produce the intended results. Also, because the Fund may use multiple investment strategies, it may use a strategy that produces a less favorable result than would have been produced by another strategy.

Liquidity Risk. The risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result.

Prepayment Risk of Asset-Backed and Mortgage-Backed Securities. The risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

Extension Risk of Asset-Backed and Mortgage-Backed Securities. The risk that in times of rising interest rates prepayments will slow causing securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

Asset-Backed Securities Investment Risk. The risk that the impairment of the value of the collateral underlying the security such as non-payment of loans, will result in a reduction in the value of the security.

Counterparty Risk. The risk that a derivative transaction depends on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception date of Class M shares and Class I shares of the Fund is October 1, 2011. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.mwamllc.com or by calling (800) 241-4671.

UNCONSTRAINED BOND FUND – CLASS M SHARES

ANNUAL TOTAL RETURNS

FOR YEAR ENDED 12/31

Year-to-Date Total Return of Class M Shares as of June 30, 2014: 2.87%

Highest/Lowest Performance Quarter

Highest	6.82%	(quarter ended March 31, 2012)
Lowest	-0.94%	(quarter ended June 30, 2013)

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)

Unconstrained Bond Fund	1 Year	Since Inception

Class M Return Before Taxes	2.88%	11.99%

Class M Return After Taxes on Distributions	1.70%	10.28%

Class M Return After Taxes on Distributions and Sale of Fund Shares	1.62%	8.59%

Class I Return Before Taxes	3.13%	12.21%

BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.28%	0.37%

(Reflects no deduction for fees, expenses or taxes; inception calculated from October 1, 2011)

INVESTMENT ADVISER

Metropolitan West Asset Management, LLC.

PORTFOLIO MANAGERS

Tad Rivelle – Founding Partner, Chief Investment Officer and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since its inception.

Stephen M. Kane, CFA – Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since its inception.

Laird Landmann – Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since its inception.

Bryan T. Whalen, CFA – Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9793, Providence, RI 02940), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor. Plan Class shares offered by the Total Return Bond Fund are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant directed plans).

PURCHASE MINIMUMS FOR EACH SHARE CLASS

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I
Regular Accounts	$3,000,000	$50,000

TAX INFORMATION

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Plan Class shares do not make payments to broker-dealers or other financial intermediaries.

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